Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Sophia Hong	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR REPORTS Second QUARTER 2021 RESULTS

•	Revenue increases 25% compared to Q2 2020 and 9% compared to Q1 2021
•	Gross Margin Expands to 61.3% / 62.1% for Q2 2021 on a GAAP / Non-GAAP Basis, from 60.2% / 61.3%, respectively, for Q2 2020
•	Net Income Improves to $0.15 / $0.25 Per Diluted Share for Q2 2021 on a GAAP / Non-GAAP Basis, Compared to $0.08 / $0.17, respectively, for Q2 2020

* GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. Additional information relating to these measures is included below in “Non-GAAP Financial Measures.” For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

HILLSBORO, OR - August 3, 2021 - Lattice Semiconductor Corporation (NASDAQ: LSCC), the low power programmable leader, announced financial results today for the fiscal second quarter ended July 3, 2021.

Jim Anderson, president and CEO, said, "We drove 25% year-over-year revenue growth, with a 49% expansion in non-GAAP net income year-over-year. Strong revenue growth was driven by double-digit growth in each of our market segments based on the strength of our market leading portfolio.  We are excited to be in a new growth phase, with multiple growth vectors across our end markets."

Sherri Luther, CFO, said, "We achieved record operating profit of 18.5% on a GAAP basis and 29.1% on a non-GAAP basis, while driving gross margin expansion of 110 basis points on a GAAP basis and 80 basis points on a non-GAAP basis compared to Q2 2020.  Year to date, we generated $71 million in cash flow from operations and repurchased $40 million of the Company's shares."

Selected Second Quarter 2021 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Financial Results (unaudited)
	Q2 2021	Q1 2021	Q2 2020	Q/Q	Y/Y
Revenue	$125,905	$115,716	$100,589	8.8%	25.2%
Gross Margin %	61.3%	61.0%	60.2%	30 bps	110 bps
R&D Expense %	21.8%	20.8%	22.3%	100 bps	(50) bps
SG&A Expense %	20.3%	21.7%	24.3%	(140) bps	(400) bps
Operating Expense	$53,868	$49,937	$48,095	7.9%	12.0%
Operating Income	$23,316	$20,649	$12,482	12.9%	86.8%
Net Income	$21,838	$18,813	$10,629	16.1%	105.5%
Net Income per Share - Basic	$0.16	$0.14	$0.08	$0.02	$ 0.08
Net Income per Share - Diluted	$0.15	$0.13	$0.08	$0.02	$ 0.07

	Non-GAAP* Financial Results (unaudited)
	Q2 2021	Q1 2021	Q2 2020	Q/Q	Y/Y
Revenue	$125,905	$115,716	$100,589	8.8%	25.2%
Gross Margin %	62.1%	61.7%	61.3%	40 bps	80 bps
R&D Expense %	18.4%	18.3%	20.0%	10 bps	(160) bps
SG&A Expense %	14.6%	15.4%	16.5%	(80) bps	(190) bps
Operating Expense	$41,528	$38,940	$36,640	6.6%	13.3%
Operating Income	$36,651	$32,419	$25,038	13.1%	46.4%
Net Income	$35,206	$30,693	$23,550	14.7%	49.5%
Net Income per Share - Basic	$0.26	$0.23	$0.17	$ 0.03	$ 0.09
Net Income per Share - Diluted	$0.25	$0.22	$0.17	$ 0.03	$ 0.08

Second Quarter 2021 Highlights

•	Revenue Growth: Revenue increased 25% in Q2 2021 compared to Q2 2020 and 9% compared to Q1 2021.
•	Profit Growth: Net income expanded 105% on a GAAP basis and 49% on a non-GAAP basis compared to Q2 2020, with gross margin improving 110 basis points on a GAAP basis and 80 basis points on a non-GAAP basis compared to Q2 2020.
•	Lattice Investor Day 2021: The Company highlighted its expanded product roadmap and provided an updated financial model, which included higher targets for gross margin and operating income.
•	Announced New Lattice Avant™ Platform, which will Double the Addressable Market: Lattice Avant will address mid-range FPGA applications, significantly expand Lattice's product capabilities and is targeted to launch in the second half of next year.
•	Launched Lattice Automate™: Lattice Automate is the fourth installment in a portfolio of application-specific solution stacks. Automate simplifies and accelerates the implementation of applications like robotics, scalable multi-channel motor control with predictive maintenance, and real-time industrial networking.
•	Launched Lattice CertusPro™-NX: CertusPro-NX is a new advanced general-purpose FPGA family and the fourth device family in the Nexus platform. Lattice CertusPro-NX, delivers best-in-class system bandwidth, industry-leading power efficiency, and support for new protocols and advanced standards for a wide range of markets and applications.
•	Lattice Sentry™ and Lattice SupplyGuard™ Win Security Awards: Lattice gained recognition for its leadership security portfolio with the Lattice Sentry solution stack and Lattice SupplyGuard winning a 2021 Global InfoSec Award from Cyber Defense Magazine and a 2021 Fortress Cyber Security Award from Business Intelligence Group. Lattice Sentry also won a Cybersecurity Excellence Award from Cybersecurity Insiders.

Business Outlook - Third Quarter of 2021:

•	Revenue for the third quarter of 2021 is expected to be between $124 million and $132 million.
•	Gross margin percentage for the third quarter of 2021 is expected to be 62% plus or minus 1% on a non-GAAP basis.
•	Total operating expenses for the third quarter of 2021 are expected to be between $42 million and $44 million on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP financial measures. With respect to the outlook for the third quarter of 2021, certain items that affect GAAP measurement of financial measures are out of the Company’s control and/or cannot be reasonably predicted. Consequently, the Company is unable to provide a reasonable estimate of GAAP measurement for guidance or a corresponding reconciliation to GAAP for the quarter. Additional information regarding the reasons the Company uses non-GAAP measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures are included below, following the GAAP financial information.

Investor Conference Call / Webcast Details:

Lattice Semiconductor will review the Company's financial results for the fiscal second quarter 2021, and business outlook on Tuesday, August 3 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-888-684-5603 or 1-918-398-4852 with conference identification number 4897758. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:

The foregoing paragraphs contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to: our belief that we are in a new growth phase for the Company; and the statements under the heading “Business Outlook - Third Quarter of 2021.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Estimates of future revenue are inherently uncertain due to such factors such as global economic conditions which may affect customer demand, pricing pressures, competitive actions, and international trade disputes and sanctions. In addition, the COVID-19 pandemic has negatively impacted the overall economy and, as a result of the foregoing, may negatively impact our operating results for future periods. Actual gross margin percentage and operating expenses could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, variations in manufacturing yields, the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes. Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those risks more fully described in Lattice’s filings with the SEC including its Annual Report on Form 10-K for the fiscal year ended January 2, 2021, and Lattice’s quarterly reports filed on Form 10-Q. COVID-19 may increase or change the severity of our other risks reported in our Annual Report on Form 10-K for the fiscal year ended January 2, 2021. Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:

Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation and related tax effects, restructuring plans and related charges, amortization of acquired intangible assets, and the estimated tax effect of these items. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.

The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data.

These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive, and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, Weibo or Youku.

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Lattice Semiconductor Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	July 3,	April 3,	June 27,	July 3,	June 27,
	2021	2021	2020	2021	2020
Revenue	$125,905	$115,716	$100,589	$241,621	$197,905
Cost of sales	48,721	45,130	40,012	93,851	79,766
Gross margin	77,184	70,586	60,577	147,770	118,139
Operating expenses:
Research and development	27,454	24,066	22,458	51,520	44,151
Selling, general, and administrative	25,607	25,092	24,488	50,699	47,039
Amortization of acquired intangible assets	603	603	603	1,206	3,243
Restructuring	204	176	546	380	1,486
Total operating expenses	53,868	49,937	48,095	103,805	95,919
Income from operations	23,316	20,649	12,482	43,965	22,220
Interest expense	(702)	(718)	(1,045)	(1,420)	(2,122)
Other (expense) income, net	(135)	(162)	37	(297)	(13)
Income before income taxes	22,479	19,769	11,474	42,248	20,085
Income tax expense	641	956	845	1,597	1,289
Net income	$21,838	$18,813	$10,629	$40,651	$18,796

Net income per share:
Basic	$0.16	$0.14	$0.08	$0.30	$0.14
Diluted	$0.15	$0.13	$0.08	$0.29	$0.14

Shares used in per share calculations:
Basic	136,388	136,401	134,857	136,394	134,555
Diluted	141,491	141,674	139,202	141,637	138,751

Lattice Semiconductor Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	July 3,	January 2,
	2021	2021
Assets
Current assets:
Cash and cash equivalents	$187,734	$182,332
Accounts receivable, net	71,219	64,581
Inventories, net	65,584	64,599
Other current assets	21,932	22,331
Total current assets	346,469	333,843

Property and equipment, net	37,475	39,666
Operating lease right-of-use assets	26,430	22,178
Intangible assets, net	6,469	6,321
Goodwill	267,514	267,514
Deferred income taxes	565	577
Other long-term assets	8,630	9,968
	$693,552	$680,067

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$34,480	$27,530
Accrued expenses	21,360	21,411
Accrued payroll obligations	15,578	18,028
Current portion of long-term debt	17,154	12,762
Total current liabilities	88,572	79,731

Long-term debt, net of current portion	149,352	157,934
Long-term operating lease liabilities, net of current portion	22,457	18,906
Other long-term liabilities	35,856	39,069
Total liabilities	296,237	295,640

Stockholders' equity	397,315	384,427
	$693,552	$680,067

Lattice Semiconductor Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Six Months Ended
	July 3,	June 27,
	2021	2020
Cash flows from operating activities:
Net income	$40,651	$18,796
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation expense	22,374	19,740
Depreciation and amortization	11,759	13,456
Other non-cash adjustments	3,383	3,124
Net changes in assets and liabilities	(7,463)	(18,252)
Net cash provided by (used in) operating activities	70,704	36,864
Cash flows from investing activities:
Capital expenditures	(4,413)	(6,829)
Other investing activities	(6,377)	(4,626)
Net cash provided by (used in) investing activities	(10,790)	(11,455)
Cash flows from financing activities:
Proceeds from long-term debt	—	50,000
Repayment of long-term debt	(4,375)	(26,250)
Purchase of treasury stock	(40,113)	—
Net cash flows related to stock compensation exercises	(9,975)	(2,105)
Net cash provided by (used in) financing activities	(54,463)	21,645
Effect of exchange rate change on cash	(49)	40
Net increase in cash and cash equivalents	5,402	47,094
Beginning cash and cash equivalents	182,332	118,081
Ending cash and cash equivalents	$187,734	$165,175

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Interest paid	$1,180	$2,193
Income taxes paid, net of refunds	$1,805	$1,579

Lattice Semiconductor Corporation

Supplemental Historical Financial Information

(unaudited)

	Three Months Ended
	July 3,	April 3,	June 27,
	2021	2021	2020
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	52	56	79
Inventory Days (DIO)	123	120	123

Revenue% (by Geography)
Asia	77%	76%	74%
Americas	14%	14%	14%
Europe (incl. Africa)	9%	10%	12%

Revenue% (by End Market)
Communications and Computing	42%	43%	46%
Industrial and Automotive	45%	43%	39%
Consumer	10%	10%	11%
Licensing and Services	3%	4%	4%

Revenue% (by Channel)
Distribution	88%	85%	85%
Direct	12%	15%	15%

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	July 3,	April 3,	June 27,
	2021	2021	2020

Gross Margin Reconciliation
GAAP Gross margin	$77,184	$70,586	$60,577
Stock-based compensation - gross margin (1)	995	773	1,101
Non-GAAP Gross margin	$78,179	$71,359	$61,678

Gross Margin % Reconciliation
GAAP Gross margin %	61.3%	61.0%	60.2%
Cumulative effect of non-GAAP Gross Margin adjustments	0.8%	0.7%	1.1%
Non-GAAP Gross margin %	62.1%	61.7%	61.3%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	21.8%	20.8%	22.3%
Stock-based compensation - R&D (1)	(3.4)%	(2.5)%	(2.3)%
Non-GAAP R&D Expense %	18.4%	18.3%	20.0%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	20.3%	21.7%	24.3%
Stock-based compensation - SG&A (1)	(5.7)%	(6.3)%	(7.8)%
Non-GAAP SG&A Expense %	14.6%	15.4%	16.5%

Operating Expenses Reconciliation
GAAP Operating expenses	$53,868	$49,937	$48,095
Stock-based compensation - operations (1)	(11,533)	(10,218)	(10,306)
Amortization of acquired intangible assets	(603)	(603)	(603)
Restructuring charges	(204)	(176)	(546)
Non-GAAP Operating expenses	$41,528	$38,940	$36,640

Income from Operations Reconciliation
GAAP Income from operations	$23,316	$20,649	$12,482
Stock-based compensation - gross margin (1)	995	773	1,101
Stock-based compensation - operations (1)	11,533	10,218	10,306
Amortization of acquired intangible assets	603	603	603
Restructuring charges	204	176	546
Non-GAAP Income from operations	$36,651	$32,419	$25,038

Income from Operations % Reconciliation
GAAP Income from operations %	18.5%	17.8%	12.4%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	10.6%	10.2%	12.5%
Non-GAAP Income from operations %	29.1%	28.0%	24.9%

(1)	The non-GAAP adjustments for Stock-based compensation include related tax expenses.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	July 3,	April 3,	June 27,
	2021	2021	2020

Income Tax Expense (Benefit) Reconciliation
GAAP Income tax expense (benefit)	$641	$956	$845
Estimated tax effect of non-GAAP adjustments (2)	(33)	(110)	(365)
Non-GAAP Income tax expense (benefit)	$608	$846	$480

Net Income Reconciliation
GAAP Net income	$21,838	$18,813	$10,629
Stock-based compensation - gross margin (1)	995	773	1,101
Stock-based compensation - operations (1)	11,533	10,218	10,306
Amortization of acquired intangible assets	603	603	603
Restructuring charges	204	176	546
Estimated tax effect of non-GAAP adjustments (2)	33	110	365
Non-GAAP Net income	$35,206	$30,693	$23,550

Net Income Per Share Reconciliation
GAAP Net income per share - basic	$0.16	$0.14	$0.08
Cumulative effect of Non-GAAP adjustments	0.10	0.09	0.09
Non-GAAP Net income per share - basic	$0.26	$0.23	$0.17

GAAP Net income per share - diluted	$0.15	$0.13	$0.08
Cumulative effect of Non-GAAP adjustments	0.10	0.09	0.09
Non-GAAP Net income per share - diluted	$0.25	$0.22	$0.17

Shares used in per share calculations:
Basic	136,388	136,401	134,857
Diluted	141,491	141,674	139,202

(1)	The non-GAAP adjustments for Stock-based compensation include related tax expenses.
(2)	We calculate non-GAAP tax expense by applying our tax provision model to year-to-date and projected income after adjusting for non-GAAP items. The difference between calculated values for GAAP and non-GAAP tax expense has been included as the “Estimated tax effect of non-GAAP adjustments.”